UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 8, 2016

Talen Energy Corporation (Exact name of registrant as specified in its charter)
Delaware	1-37388	47-1197305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

835 Hamilton Street, Suite 150, Allentown, PA 18101-1179
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (888) 211-6011

Talen Energy Supply, LLC (Exact name of registrant as specified in its charter)
Delaware	1-32944	23-3074920
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

835 Hamilton Street, Suite 150, Allentown, PA 18101-1179
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (888) 211-6011
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

As previously announced, on June 2, 2016, Talen Energy Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with RPH Parent LLC, a Delaware limited liability company (“RPH”), SPH Parent LLC, a Delaware limited liability company (“SPH”), CRJ Parent LLC, a Delaware limited liability company (“CRJ”) (RPH, SPH and CRJ collectively referred to as “Parent”) and RJS Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation on the terms and conditions set forth in the Merger Agreement.

On August 8, 2016, a purported stockholder of the Company commenced a putative class action lawsuit in the Court of Chancery of the State of Delaware captioned Manuel Abt, individually and on behalf of all others similarly situated, Case No. 12638VCL. The complaint names as defendants the Company, the Directors of the Company, Riverstone Holdings LLC and its affiliates, Raven Power Holdings LLC, Sapphire Power Holdings LLC, C/R Energy Jade, LLC, Parent and Merger Sub (collectively, "Riverstone"). The complaint alleges, among other things, that the Directors breached fiduciary duties owed to the Company's public stockholders in approving the Merger. The complaint also alleges that Riverstone is a de facto controlling stockholder of the Company and breached fiduciary duties owed to the Company and minority stockholders in the Merger transaction.

Also on August 8, 2016, two purported stockholders of the Company commenced a separate putative class action lawsuit in the Court of Chancery of the State of Delaware captioned Wendell R. Hunt and Kenneth J. Melchiorre, individually and on behalf of all others similarly situated, Case No. 12634VCL.The complaint names as defendants the Company, the Directors of the Company, Riverstone Holdings LLC, Parent and Merger Sub. The complaint alleges, among other things, that the Directors breached fiduciary duties owed to the Company's public stockholders in approving the Merger. The complaint also alleges that Riverstone, Parent and Merger Sub have aided and abetted the Directors of the Company in the alleged breaches of their fiduciary duties.

Both complaints seek to enjoin the Merger and also seek damages, costs and attorney's fees.

The Company believes the allegations in each complaint are without merit, and it intends to defend vigorously against all of the allegations. However, at this time it is not possible to predict the outcome of these matters or their effects on the Company or the Merger.

Important Information for Investors and Stockholders
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed acquisition of the Company by affiliates of Riverstone Holdings LLC will be submitted to the stockholders of the Company for their consideration. On July 1, 2016, Talen Energy filed with the Securities and Exchange Commission ("SEC") a preliminary proxy statement in connection with the Merger, and on August 9, 2016 the Company filed with the SEC amendment no. 1 to the preliminary proxy statement. When completed, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed to the Company's stockholders. The Company also plans to file other documents with the SEC regarding the Merger. Investors and security holders of the Company are urged to read the proxy statement and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the Merger. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents containing important information about the Company and Riverstone once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Talen Energy will be available free of charge on the Company's website at www.talenenergy.com under the Investors & Media section or by contacting the Company's Investor Relations Department at (610) 774-3389. The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Merger. Information about the directors and executive officers of the Company is set forth in its proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on April 12, 2016. This document may be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Information

Statements contained in this filing, including statements with respect to the Merger litigation, are "forward-looking statements" within the meaning of the federal securities laws. These statements often include such words as "believe," "expect," "anticipate," "intend," "plan," "estimate," "target," "project," "forecast," "seek," "will," "may," "should," "could," "would" or similar expressions. Although the Company believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. Among the important factors that could cause actual results to differ materially from the forward-looking statements are: failure to complete the Merger as a result of the failure to obtain necessary stockholder or regulatory approvals or otherwise; the payment by the Company of a termination fee if the Merger Agreement is terminated in certain circumstances; the loss of key customers and suppliers resulting from any uncertainties associated with the Merger; the negative impact on the Company's business and the market price for the Company's common stock should the Merger not be consummated; ability to secure final approval of the Colstrip settlement agreement from the federal court; adverse economic conditions; changes in commodity prices and related costs; the effectiveness of the Company's risk management techniques, including hedging; accounting interpretations and requirements that may impact reported results; operational, price and credit risks in the wholesale and retail electricity markets; the Company's ability to forecast the actual load needed to perform full-requirements sales contracts; weather conditions affecting generation, customer energy use and operating costs and revenues; disruptions in fuel supply; circumstances that may impact the levels of coal inventory that are held; the performance of transmission facilities and any changes in the structure and operation of, or the pricing limitations imposed by, the RTOs and ISOs that operate those facilities; blackouts due to disruptions in neighboring interconnected systems; competition; federal and state legislation and regulation; costs of complying with environmental and related worker health and safety laws and regulations; the impacts of climate change; the availability and cost of emission allowances; changes in legislative and regulatory policy; security and safety risks associated with nuclear generation; the Company's level of indebtedness; the terms and conditions of debt instruments that may restrict the Company's ability to operate its business; the performance of the Company's subsidiaries and affiliates, on which its cash flow and ability to meet its debt obligations largely depend; the risks inherent with variable rate indebtedness; disruption in financial markets; the Company's ability to access capital markets; acquisition or divestiture activities, and the Company's ability to realize expected synergies and other benefits from such business transactions, including in connection with the completed MACH Gen acquisition; changes in technology; any failure of the Company's facilities to operate as planned, including in connection with scheduled and unscheduled outages; the Company's ability to optimize its competitive power generation operations and the costs associated with any capital expenditures, including the Brunner Island and Montour dual-fuel projects; significant increases in operation and maintenance expenses; the loss of key personnel, the ability to hire and retain qualified employees and the impact of collective labor bargaining negotiations; war, armed conflicts or terrorist attacks, including cyber-based attacks; risks associated with federal and state tax laws and regulations; any determination that the transaction that formed the Company does not qualify as a tax-free distribution under the Internal Revenue Code; the Company's ability to successfully integrate the RJS Power businesses and to achieve anticipated synergies and cost savings as a result of the spinoff transaction and combination with RJS Power; costs of complying with reporting requirements as a newly public company and any related risks of deficiencies in disclosure controls and internal control over financial reporting as a standalone entity; and the ability of affiliates of Riverstone to exercise influence over matters requiring Board of Directors and/or stockholder approval. Any such forward-looking statements should be considered in light of such important factors and in conjunction with the Company's Form 10-K for the year ended December 31, 2015, Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016, and its other reports on file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEN ENERGY CORPORATION

By:	/s/ Russell R. Clelland
Russell R. Clelland Vice President and Treasurer

TALEN ENERGY SUPPLY, LLC

By:	/s/ Russell R. Clelland
Russell R. Clelland Vice President and Treasurer

Dated:  August 12, 2016